UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2014

Trade Street Residential, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32365	13-4284187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19950 West Country Club Drive, Suite 800, Aventura, Florida	33180
(Address of Principal Executive Offices)	(Zip Code)

(786) 248-5200
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01. Entry into a Material Definitive Agreement.

The information discussed under Item 2.01 of this Current Report on Form 8-K regarding financing arrangements entered into in connection with the described acquisitions is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Miller Creek

On February 22, 2013, Trade Street Residential, Inc. (the “Company”) entered into an agreement (the “Miller Creek Purchase Agreement”) to purchase Miller Creek, a 330-unit apartment community located in Germantown, Tennessee, a suburb of Memphis, from an unrelated third party, Miller Creek Residences, LLC, for $43.8 million. On January 21, 2014, the Company, through its operating partnership, Trade Street Operating Partnership, LP (the “Operating Partnership”), completed the purchase of Miller Creek. The property began leasing in January 2013 and was 80% leased and 77% occupied at closing. The Company funded the acquisition with $17.5 million of cash proceeds from its rights offering to its existing stockholders and related transactions (the “Offering”) and a mortgage loan from New York Life Insurance Company (the “Lender”) in the amount of $26.3 million with a 10-year term and a fixed interest rate of 4.6%. Repayment of the mortgage loan is interest-only for the first three years, with principal and interest payments based on a 30-year amortization thereafter.

The loan documents contain customary terms and conditions, including, without limitation, customary events of default and acceleration upon default, including defaults in the payment of principal or interest, defaults in compliance with the covenants and bankruptcy or other insolvency events. The loan may be prepaid after March 10, 2016 upon notice to the Lender and payment of a make-whole fee.

In addition, the Company and the Operating Partnership have unconditionally guaranteed the payment and performance to the Lender of the obligations under the loan documents.

The foregoing description of the Miller Creek Purchase Agreement and the terms of the related loan documents do not purport to be complete and is qualified in its entirety by reference to the full text of the Miller Creek Purchase Agreement and the related Deed of Trust, Assignment of Leases and Rents and Security Agreement and Fixture Filing, the Promissory Note and Guaranty, which are filed as Exhibits 10.1 through 10.7 hereto and are incorporated herein by reference.

Estates at Wake Forest

On October 29, 2012, the Company entered into a purchase agreement (the “Wake Forest Purchase Agreement”) to purchase the Estates of Wake Forest, a 288-unit apartment community located in Wake Forest, North Carolina, from an unrelated third party, Wake Forest Apartments LLC, for a purchase price of $37.3 million. On January 21, 2014, the Company, through its Operating Partnership, completed the purchase of the Estates of Wake Forest. The property began leasing in April 2013 and was 49% leased and 42% occupied at closing. The Company funded the acquisition with $18.7 million of cash proceeds from the Offering and a mortgage loan from the Lender in the amount of $18.6 million with a 7-year term at a fixed rate of 3.9% with interest-only payments for the full term of the loan and payment of the unpaid principal amount due at the maturity date.

The loan documents contain customary terms and conditions, including, without limitation, customary events of default and acceleration upon default, including defaults in the payment of principal or interest, defaults in compliance with the covenants and bankruptcy or other insolvency events. The loan may be prepaid after March 10, 2016 upon notice and payment of a make-whole fee.

In addition, the Company and the Operating Partnership have unconditionally guaranteed the payment and performance to the Lender of the obligations under the loan documents.

The foregoing description of the Wake Forest Purchase Agreement and the terms of the related loan documents do not purport to be complete and is qualified in its entirety by reference to the full text of the Wake Forest Purchase Agreement and the related Deed of Trust Assignment of Leases and Rents and Security Agreement and Fixture Filing, Promissory Note and Guaranty, which are filed as Exhibits 10.8 through 10.12 hereto and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information discussed under Item 2.01 of this Current Report on Form 8-K regarding financing arrangements entered into in connection with the described acquisitions is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On January 22, 2014, the Company issued a press release announcing the acquisitions of Miller Creek and Wake Forest. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events

On September 24, 2013, the Company acquired a 100% equity interest in Fountains at New Bern Station, LLC, which owned 100% of Fountains Southend (f/k/a Fountains at New Bern), a 208-unit apartment community located in Charlotte, North Carolina. The purchase price of $34.0 million was funded by net proceeds of a new mortgage loan of $30.0 million and cash of $4.0 million. On January 23, 2014, the Company completed a refinancing of Fountains Southend with a loan in the amount of $23.8 million pursuant to a loan agreement entered into by and between TS New Bern, LLC, as borrower, and The Prudential Insurance Company of America, as lender, dated January 16, 2014. The loan has a 10-year term and a fixed interest rate of 4.31%. Repayment of the mortgage loan is interest-only for the first 3 years, with principal and interest payments in the amount of $117,617.47 thereafter. On the maturity date, the unpaid principal balance and accrued interest will be due. The loan is evidenced by a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing and a Promissory Note.

The loan documents contain customary terms and conditions, including, without limitation, customary events of default and acceleration upon default, including defaults in the payment of principal or interest, defaults in compliance with the covenants and bankruptcy or other insolvency events. The loan may be prepaid at any time upon notice and payment of a prepayment premium which will vary based on the time of prepayment.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements that are required to be filed in connection with the acquisitions of Miller Creek and the Estates of Wake Forest, as discussed in Item 2.01 of this Current Report on Form 8-K, will be filed by amendment not later than 71 days after the date on which this initial 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information that is required to be filed in connection with the acquisitions of Miller Creek and the Estates of Wake Forest, as discussed in Item 2.01 of this Current Report on Form 8-K, will be filed by amendment not later than 71 days after the date on which this initial 8-K is required to be filed.

(d) Exhibits.

10.1	Purchase and Sale Agreement by and between Miller Creek Residences, LLC and Trade Street Operating Partnership, L.P., dated February 22, 2013, previously filed as Exhibit 10.1 to the Quarterly Report filed on Form 10-Q (File No. 001-32365) on June 14, 2013.

10.2	First Amendment to Purchase and Sale Agreement by and between Miller Creek Residences, LLC and Trade Street Operating Partnership, L.P., dated April 8, 2013, previously filed as Exhibit 10.2 to the Quarterly Report filed on Form 10-Q (File No. 001-32365) on June 14, 2013.

10.3	Second Amendment to Purchase and Sale Agreement by and between Miller Creek Residences, LLC and Trade Street Operating Partnership, L.P., dated May 10, 2013, previously filed as Exhibit 10.3 to the Quarterly Report filed on Form 10-Q (File No. 001-32365) on June 14, 2013.

10.4	Third Amendment to Purchase and Sale Agreement by and between Miller Creek Residences, LLC and Trade Street Operating Partnership, L.P., dated December 3, 2013.

10.5	Deed of Trust, Assignment of Leases and Rents and Security Agreement and Fixture Filing by TS Miller Creek, LLC to David J. Harris, as Trustee, for the benefit of New York Life Insurance Company, dated January 21, 2014.

10.6	Promissory Note by TS Miller Creek, LLC to New York Life Insurance Company, dated January 21, 2014.

10.7	Guaranty executed by Trade Street Residential, Inc. and Trade Street Operating Partnership, LP for the benefit of New York Life Insurance Company, dated January 21, 2014, with respect to Miller Creek.

10.8	Purchase and Sale Agreement by and between Wake Forest Apartments LLC and Trade Street Operating Partnership, L.P., dated October 29, 2012

10.9	First Amendment to Purchase and Sale Agreement by and between Wake Forest Apartments LLC and Trade Street Operating Partnership, L.P., dated January 14, 2014.

10.10	Deed of Trust, Assignment of Leases and Rents and Security Agreement and Fixture Filing by Wake Forest Apartments LLC to The Fidelity Company, as Trustee, for the benefit of New York Life Insurance Company, dated January 21, 2014.

10.11	Promissory Note by Wake Forest Apartments, LLC to New York Life Insurance Company, dated January 21, 2014.

10.12	Guaranty executed by Trade Street Residential, Inc. and Trade Street Operating Partnership, LP for the benefit of New York Life Insurance Company, dated January 21, 2014, with respect to the Estate of Wake Forest.

99.1	Press Release issued by the Company on January 22, 2014.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trade Street Residential, Inc.

Date: January 27, 2014	By:	/s/ Richard Ross
Richard Ross
Chief Financial Officer